SUPPLEMENT TO THE

PROSPECTUS
OF

Wells Fargo small to mid cap stock Funds
Wells Fargo specialty Funds
(Each, a “Fund” and together, the “Funds”)

In each Fund’s Prospectus in the section entitled “Account Information – Reductions and Waivers of Sales Charges”, the first paragraph is replaced with the following:

You should consider whether you are eligible for any of the reductions or waivers of sales charges discussed below when you are deciding which share class to buy. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial professional at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A for information on intermediaries that currently have different policies and procedures regarding the availability of sales charge reductions and waivers.

In addition, consult the section entitled "Additional Purchase and Redemption Information" in the Statement of Additional Information for further details regarding reductions and waivers of sales charges, which we may change from time to time.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders. If you own Fund shares as part of another account, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account, which may supercede the terms described here. Contact your financial professional for further information.

August 1, 2017                                                                                                                                            SFR087/P401SP